UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    January 13, 2006

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-22273	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 2, Ladson, SC	29456
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (843) 740-7015

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;  APPOINTMENT  OF  PRINCIPAL  OFFICERS.

On January 13, 2006, our Board of Directors appointed Mr. Jack Davis to the Board of Directors.

Over the past 35 years Mr. Davis has held various senior level positions in the military, law enforcement and business fields.  He served in the United States Marine Corps from 1968 until his retirement in 2005 where he held the rank of Major General.  In 1999, Mr. Davis retired from the North Carolina State Bureau of Investigation after 20 years of distinguished service.  He is also the founder of J.A. Davis & Associates, a security training company.  Mr. Davis holds undergraduate and masters degrees from Indiana State University and a Masters of Urban Administration from the University of North Carolina at Charlotte.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date	January 17, 2006

		By:	/s/ Gordon McGilton
Gordon McGilton
Chief Executive Officer